RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC). These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of Southwest's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site:	www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX:	(602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site:	www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX:	(415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site:	http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX:	(775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site:	www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX:	(202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2019

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Bob Burns	Rep.	Term ends	01/01/2021
	Commissioner Boyd Dunn	Rep.	Term ends	01/01/2021
	Commissioner Andy Tobin	Rep.	Term ends	01/01/2021
	Commissioner Sandra Kennedy	Dem.	Term ends	01/01/2023
	Commissioner Justin Olson	Rep.	Term ends	01/01/2023
Executive Director Matt Neubert
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael Picker	Dem.	Term ends	12/31/2020
	Commissioner Liane M. Randolph	Dem.	Term ends	12/31/2020
	Commissioner Martha Guzman-Aceves	Dem.	Term ends	12/31/2022
	Commissioner Clifford L. Rechtschaffen	Dem.	Term ends	12/31/2022
	Commissioner Genevieve A. Shiroma	Dem.	Term ends	12/31/2024
Executive Director Alice Stebbins
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Ann Wilkinson	Rep.	Term ends	09/30/2020
	Commissioner Ann C. Pongracz	Dem.	Term ends	09/30/2019
	Commissioner C.J. Manthe	Rep.	Term ends	09/30/2021
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Neil Chatterjee	Rep.	Term ends	06/30/2021
	Commissioner Cheryl A. LaFleur	Dem.	Term ends	06/30/2019
	Commissioner Bernard McNamee	Rep.	Term ends	06/30/2020
	Commissioner Richard Glick	Dem.	Term ends	06/30/2022
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 16-06003 (SNV) [3]	VIER		06/03/16	01/01/17	0.0	0.0	100	6.46	10.00	42.74
Docket No. 16-09022 (NNV)	GIR		09/30/16	01/01/17	0.1	0.1	100	7.88	9.30	59.06
Docket No. 16-09022 (SNV)	GIR		09/30/16	01/01/17	0.7	0.7	100	6.46	10.00	42.74
Docket No. 17-06002 (SNV) [3]	VIER		06/01/17	01/01/18	0.8	0.8	100	6.55	10.00	42.74
Docket No. 17-09029 (NNV)	GIR		09/29/17	01/01/18	(0.2)	(0.2)	100	7.88	9.30	59.06
Docket No. 17-09029 (SNV)	GIR		09/29/17	01/01/18	4.4	4.4	100	6.46	10.00	42.74
Docket No. 18-06005 (SNV) [3]	VIER		06/04/18	01/01/19	0.0	0.0	100	6.46	10.00	42.74
Docket No. 18-05031 (NNV)	GRC	01/31/18	05/29/18	03/04/19	1.4	(2.1)	NM	6.98	9.25	49.66
Docket No. 18-05031 (SNV)	GRC	01/31/18	05/29/18	03/04/19	28.3	9.2	33	6.65	9.25	49.66
Docket No. 18-05031 (NNV)	GIR	01/31/18	05/29/18	01/01/19	0.0	0.0	100	6.98	9.25	49.66
Docket No. 18-05031 (SNV)	GIR	01/31/18	05/29/18	01/01/19	6.0	6.0	100	6.65	9.25	49.66
ARIZONA
Docket No. G-0155A-16-0107	GRC	11/30/15	05/02/16	04/01/17	32.0	16.0	50.0	7.42	9.50	51.70
Docket No. G-0155A-16-0107	COYL		02/28/18	09/01/18	2.4	1.7	71.0	7.42	9.50	51.70
Docket No. G-0155A-16-0107	VSP		02/28/18	09/01/18	3.0	2.4	80.0	5.71	9.50	51.70
Docket No. G-0155A-16-0107 [4]	COYL		02/27/19	06/01/19	3.2	TBD	TBD	TBD	TBD	TBD
Docket No. G-0155A-16-0107 [5]	VSP		02/27/19	06/01/19	9.5	TBD	TBD	TBD	TBD	TBD

CALIFORNIA
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83	10.10	55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18	10.10	55.00
Advice Letter No. 960 (SCA)	Attrition		11/26/14	01/01/15	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 960 (NCA/SLT)	Attrition		11/26/14	01/01/15	0.7	0.7	100	8.18	10.10	55.00
Advice Letter No. 995 (SCA)	Attrition		11/30/15	01/01/16	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 995 (NCA/SLT)	Attrition		11/30/15	01/01/16	0.7	0.7	100	8.18	10.10	55.00
Advice Letter No. 996 (SCA)[6]	Attrition		11/30/15	01/01/16	1.7	1.7	100	6.83	10.10	55.00
Advice Letter No 1024 (SCA)	Attrition		11/30/16	01/01/17	1.9	1.9	100	6.83	10.10	55.00
Advice Letter No. 1024 (NCA/SLT)	Attrition		11/30/16	01/01/17	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1025 (SCA) [6]	Attrition		11/30/16	01/01/17	0.2	0.2	100	6.83	10.10	55.00
Advice Letter No. 1058 (SCA)	Attrition		11/30/17	01/01/18	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1058 (NCA/SLT)	Attrition		11/30/17	01/01/18	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1086 (SCA)	Attrition		11/30/18	01/01/19	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1086 (NCA/SLT)	Attrition		11/30/18	01/01/19	0.8	0.8	100	8.18	10.10	55.00
FERC
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[7]	[7]	[7]
Docket No. CP14-509 (2015 Elko Expansion)	Expansion		06/27/14	01/06/16	6.0	6.0	100	[8]	[8]	[8]
Docket No. CP17-471 (2018 Expansion)	Expansion		07/05/17	11/26/18	3.3	3.3	100	[8]	[8]	[8]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR= Gas Infrastructure Replacement; COYL= Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital; VSP = Vintage Steel Pipe
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR)
[4] 2019 COYL margin pending ACC approval, expected May 2019
[5] 2019 VSP margin pending ACC approval, expected May 2019
[6] Adjustments to 2016 (AL 996) and 2017 (AL 1025) Attrition to recover the revenue requirement associated with the Victor Valley transmission replacement
[7] Stipulation - Not Identified in Order
[8] Stipulation in Docket No. RP14-540 authorized a pre-tax rate of return of 11.50 percent

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Results of Consolidated Operations
Contribution to net income - gas operations	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420
Contribution to net income - utility infrastructure services	44,977	38,360	32,618	26,692	24,254	21,151	16,712	20,867	12,495	8,062
Contribution to net income - corporate and administrative	(1,542)	(1,337)	—	—	—	—	—	—	—	—
Net income	$182,277	$193,841	$152,041	$138,317	$141,126	$145,320	$133,331	$112,287	$103,877	$87,482

Basic earnings per share	$3.69	$4.04	$3.20	$2.94	$3.04	$3.14	$2.89	$2.45	$2.29	$1.95
Diluted earnings per share	$3.68	$4.04	$3.18	$2.92	$3.01	$3.11	$2.86	$2.43	$2.27	$1.94

Average common shares	49,419	47,965	47,469	46,992	46,494	46,318	46,115	45,858	45,405	44,752
Average shares (assuming dilution)	49,476	47,991	47,814	47,383	46,944	46,758	46,555	46,291	45,823	45,062

Results of Natural Gas Operations
Gas operating revenues	$1,357,728	$1,302,308	$1,321,412	$1,454,639	$1,382,087	$1,300,154	$1,321,728	$1,403,366	$1,511,907	$1,614,843
Net cost of gas sold	419,388	355,045	397,121	563,809	505,356	436,001	479,602	613,489	736,175	866,630
Operating margin	938,340	947,263	924,291	890,830	876,731	864,153	842,126	789,877	775,732	748,213
Operations and maintenance expense *	404,813	391,321	381,964	369,832	368,313	361,422	349,257	342,882	340,435	340,343
Depreciation and amortization	191,816	201,922	233,463	213,455	204,144	193,848	186,035	175,253	170,456	166,850
Taxes other than income taxes	59,898	57,946	52,376	49,393	47,252	45,551	41,728	40,949	38,869	37,318
Operating income	281,813	296,074	256,488	258,150	257,022	263,332	265,106	230,793	225,972	203,702
Other income (deductions)*	(17,240)	(6,388)	(11,484)	(21,075)	(8,254)	(11,231)	(16,557)	(21,020)	(10,492)	(2,009)
Net interest deductions	81,740	69,733	66,997	64,095	68,299	62,555	66,957	68,777	75,113	74,091
Net interest deductions on subordinated debentures	—	—	—	—	—	—	—	—	1,912	7,731
Income before income taxes	182,833	219,953	178,007	172,980	180,469	189,546	181,592	140,996	138,455	119,871
Income tax expense	43,991	63,135	58,584	61,355	63,597	65,377	64,973	49,576	47,073	40,451
Contribution to consolidated net income	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420

* To reflect the impacts of the Company's adoption of the Financial Accounting Standard Board ("FASB") update, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost", non-service components of these costs have been presented as reclassified to Other income (deductions) for all periods presented, with no impact to earnings overall.

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
ASSETS
Net utility plant	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503
Other property and investments	623,551	428,180	342,343	313,531	326,743	260,871	242,096	192,004	134,648	115,860
Restricted cash	—	—	—	—	821	—	—	12,785	37,781	49,769
Current assets	839,769	657,032	533,307	558,174	606,611	494,672	458,417	461,632	445,894	417,632
Noncurrent assets	801,171	628,204	573,505	595,895	615,739	323,523	443,750	390,642	293,434	288,528
Total assets	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292
CAPITALIZATION
Common stock equity	$1,360,425	$1,005,052	$952,235	$945,455	$899,534	$888,507	$876,555	$869,226	$855,114	$839,061
Accumulated other comprehensive income (loss), net	(52,668)	(47,682)	(48,008)	(50,268)	(50,175)	(41,698)	(50,745)	(49,331)	(30,784)	(22,250)
Retained earnings	944,285	857,398	759,263	699,221	639,164	567,714	484,369	406,125	343,131	285,316
Noncontrolling interest	(452)	(2,365)	(2,217)	(2,083)	(2,257)	(2,128)	(1,681)	(989)	(465)	(41)
Subordinated debentures	—	—	—	—	—	—	—	—	—	100,000
Redeemable noncontrolling interest	81,831	—	22,590	16,108	20,042	—	—	—	—	—
Long-term debt, less current maturities	2,107,258	1,798,576	1,549,983	1,551,204	1,631,374	1,381,327	1,268,373	930,858	1,124,681	1,169,357
Total capitalization	$4,440,679	$3,610,979	$3,233,846	$3,159,637	$3,137,682	$2,793,722	$2,576,871	$2,155,889	$2,291,677	$2,371,443
LIABILITIES
Current maturities of long-term debt	$33,060	$25,346	$50,101	$19,475	$19,192	$11,105	$50,137	$322,618	$75,080	$1,327
Current liabilities	905,585	790,535	578,274	515,570	450,925	423,059	484,992	524,950	521,881	472,903
Deferred income taxes and investment tax credits	529,201	476,960	840,653	769,445	723,688	674,411	616,184	557,118	466,628	436,113
Other deferred credits and other long-term liabilities	1,449,204	1,333,246	878,252	894,558	876,810	662,877	759,873	715,432	628,927	624,506
Total liabilities	2,917,050	2,626,087	2,347,280	2,199,048	2,070,615	1,771,452	1,911,186	2,120,118	1,692,516	1,534,849
Total capitalization and liabilities	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
From operating activities	$382,502	$309,216	$507,224	$497,500	$288,534	$265,290	$344,441	$216,745	$342,522	$371,416
From investing activities	(669,392)	(557,384)	(446,238)	(416,727)	(328,645)	(304,189)	(296,886)	(289,234)	(178,685)	(265,850)
From financing activities	280,906	267,090	(63,339)	(74,159)	23,413	44,947	(43,453)	(2,327)	(107,779)	(81,744)
Net change in cash	$(5,984)	$18,922	$(2,353)	$6,614	$(16,698)	$6,048	$4,102	$(74,816)	$56,058	$23,822

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Distribution	$6,049,380	$5,600,769	$5,198,531	$4,935,730	$4,655,640	$4,410,598	$4,224,560	$4,048,078	$3,847,731	$3,716,881
General	416,643	396,252	382,084	365,865	356,072	324,490	310,936	291,639	279,402	270,825
Transmission	386,159	363,396	349,981	312,996	312,300	313,306	301,505	295,103	274,646	271,467
Intangible	243,694	232,566	226,754	205,782	198,457	171,193	150,396	144,135	135,330	127,188
Construction work in progress	193,028	125,248	111,177	119,805	74,332	101,413	74,178	44,894	37,489	45,872
Other	38,363	36,661	36,410	34,914	34,680	33,612	33,014	33,186	33,267	33,376
Accumulated depreciation & amortization	(2,234,029)	(2,231,242)	(2,172,966)	(2,084,007)	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)	(1,431,106)
Net utility plant	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Distribution	$185,176	$186,860	$188,064	$181,249	$170,377	$174,129	$166,356	$157,855	$157,220	$159,282
Administrative and general*	151,157	135,569	123,246	114,501	122,532	107,874	104,152	107,741	106,434	103,927
Customer accounts	47,719	48,937	51,024	51,071	50,200	53,809	55,894	57,414	60,187	60,896
Transmission	15,020	13,744	13,666	14,779	15,792	15,864	14,207	12,353	9,622	9,338
Production and storage expenses	4,885	5,256	4,889	5,052	4,960	5,054	4,500	4,492	4,215	3,985
Customer service and informational	827	935	1,050	3,165	4,440	4,677	4,142	2,962	2,646	2,484
Sales	29	20	25	15	12	15	6	65	111	431
Total operations and maintenance expenses*	$404,813	$391,321	$381,964	$369,832	$368,313	$361,422	$349,257	$342,882	$340,435	$340,343

* To reflect the impacts of the Company's adoption of the update to FASB Topic 715, all periods are presented to exclude non-service components of net periodic pension and other post-retirement benefit cost, which have been reclassified to Other income (deductions) for purposes of this report.

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Residential	1,964,355	1,932,332	1,902,227	1,874,852	1,849,555	1,824,008	1,796,929	1,780,155	1,758,557	1,744,481
Small commercial	80,676	80,047	79,437	78,833	78,230	77,848	76,800	76,633	76,746	77,416
Large commercial	992	1,016	1,042	1,043	1,086	1,076	1,118	1,433	1,185	1,263
Industrial / Other	329	332	318	318	341	333	308	320	328	320
Transportation	955	929	905	879	833	812	739	715	643	646
Total customers	2,047,307	2,014,656	1,983,929	1,955,925	1,930,045	1,904,077	1,875,894	1,859,256	1,837,459	1,824,126

ANNUAL CUSTOMER GROWTH RATE	1.6%	1.5%	1.4%	1.3%	1.4%	1.5%	0.9%	1.2%	0.7%	0.3%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Residential	69,702	67,427	68,463	65,542	61,738	74,133	65,505	71,877	70,470	66,974
Small commercial	30,534	29,767	29,452	28,512	27,658	29,804	27,067	30,392	30,094	29,423
Large commercial	9,255	9,256	9,095	9,228	9,439	10,276	11,658	11,226	11,183	11,724
Industrial / Other	3,775	3,382	3,028	3,097	3,238	5,021	4,783	5,021	5,892	7,262
Transportation	105,055	97,441	97,056	103,571	90,669	103,792	99,809	94,154	99,860	104,389
Total system throughput	218,321	207,273	207,094	209,950	192,742	223,026	208,822	212,670	217,499	219,772

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Residential	$647,209	$657,574	$640,157	$623,828	$612,641	$601,076	$582,619	$549,844	$537,980	$513,299
Small commercial	145,250	144,096	142,490	136,344	136,272	133,474	132,964	129,946	127,802	129,103
Large commercial	22,822	22,232	22,450	22,249	23,412	25,171	26,421	20,248	20,936	21,879
Industrial / Other	8,251	7,495	7,177	6,937	6,477	7,735	8,706	8,772	9,515	10,302
Transportation	114,808	115,866	112,017	101,472	97,929	96,697	91,416	81,067	79,499	73,630
Total operating margin	$938,340	$947,263	$924,291	$890,830	$876,731	$864,153	$842,126	$789,877	$775,732	$748,213

* Includes allocations of miscellaneous, unbilled, and other operating revenues.

MARKET PRICE PER SHARE	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
High	$85.97	$86.87	$79.58	$63.68	$64.20	$56.03	$46.08	$43.20	$37.25	$29.48
Low	62.54	72.32	53.51	50.78	47.21	42.02	39.01	32.12	26.28	17.08
Close [1]	76.50	80.48	76.62	55.16	61.81	55.91	42.41	42.49	36.67	28.53

	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
COMMON SHARES OUTSTANDING (in thousands) [1]	53,026	48,090	47,482	47,378	46,523	46,356	46,148	45,956	45,599	45,092
DIVIDEND YIELD [1]	2.7%	2.5%	2.3%	2.9%	2.4%	2.4%	2.8%	2.5%	2.7%	3.3%
DIVIDENDS DECLARED PER SHARE [2]	$2.08	$1.98	$1.80	$1.62	$1.46	$1.32	$1.18	$1.06	$1.00	$0.95
PRICE / EARNINGS RATIO [1]	20.73	19.92	23.94	18.76	20.33	17.81	14.67	17.34	16.01	14.63
RETURN ON EQUITY - TOTAL COMPANY [2]	9.3%	11.2%	9.3%	8.9%	9.7%	10.6%	10.4%	9.3%	9.1%	8.1%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	8.2%	10.0%	7.7%	7.6%	8.5%	9.6%	9.6%	8.0%	8.5%	7.8%
BOOK VALUE PER SHARE [1]	$42.63	$37.74	$35.03	$33.65	$32.03	$30.51	$28.39	$26.68	$25.60	$24.44

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Actual	1,531	1,478	1,613	1,512	1,416	1,918	1,740	2,002	1,998	1,824
Ten-year average	1,694	1,733	1,771	1,792	1,816	1,876	1,866	1,888	1,876	1,882

	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,312	2,285	2,247	2,219	2,196	2,220	2,245	2,298	2,349	2,423
CUSTOMERS / EMPLOYEE [1]	886	882	883	881	879	858	836	809	782	753
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2,3]	$211	$207	$206	$204	$202	$206	$200	$196	$196	$194
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.31	$0.44	$0.37	$0.44	$0.55	$0.42	$0.42	$0.58	$0.62	$0.71
CONSTRUCTION EXPENDITURES (in thousands) [2]	$682,869	$560,448	$457,120	$438,289	$350,025	$314,578	$308,951	$305,542	$188,379	$212,919
[1] At December 31,
[2] For the year ended December 31,
[3] Includes non-service components of net periodic pension and other post-retirement benefit cost in calculation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-18		Twelve Months Ended 12-31-17
Southern Nevada
Commercial	9,907,541	$10,445,785	9,580,642	$10,986,943
Industrial	5,379,474	4,530,144	5,176,130	4,674,822
Power Generation	45,807,455	14,988,240	40,529,032	15,504,665
Southern Nevada Totals	61,094,470	$29,964,169	55,285,804	$31,166,430

Northern Nevada (1)
Commercial	1,957,306	$1,477,370	2,007,146	$1,450,850
Industrial	6,838,353	3,010,433	6,756,991	3,019,937
Power Generation	6,602,686	3,293,423	4,526,184	2,767,807
Resale	9,747,072	29,403,399	10,141,671	29,552,987
Northern Nevada Totals	25,145,417	$37,184,625	23,431,992	$36,791,581

(1)		Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-18		Twelve Months Ended 12-31-17
Southern Arizona
Commercial	1,458,500	$3,937,823	1,376,307	$3,811,908
Industrial	1,680,790	1,487,490	1,820,390	1,360,157
Power Generation	1,652,109	3,546,246	1,716,488	3,706,291
Irrigation	791,242	2,073,329	858,689	2,086,022
Southern Arizona Totals	5,582,641	$11,044,888	5,771,874	$10,964,378

Central Arizona
Commercial	4,419,333	$12,478,553	4,641,724	$12,513,797
Industrial	4,275,060	10,371,284	4,076,645	9,844,410
Power Generation	846,351	1,208,851	394,842	746,871
Irrigation	2,353,179	5,070,181	2,459,152	4,239,177
Central Arizona Totals	11,893,923	$29,128,869	11,572,363	$27,344,255

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-18		Twelve Months Ended 12-31-17
Southern California
Commercial	576,103	$1,053,074	481,364	$698,011
Industrial	295,628	571,135	249,678	345,558
Power Generation	466,923	654,417	647,589	661,747
Southern California Totals	1,338,654	$2,278,626	1,378,631	$1,705,316

Total Company (1)
Commercial	18,318,783	$29,392,605	18,087,183	$29,461,509
Industrial	18,469,305	19,970,486	18,079,834	19,244,884
Power Generation	55,375,524	23,691,177	47,814,135	23,387,381
Resale	9,747,072	29,403,399	10,141,671	29,552,987
Irrigation	3,144,421	7,143,510	3,317,841	6,325,199
TOTAL COMPANY	105,055,105	$109,601,177	97,440,664	$107,971,960

(1)		Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.